Earnings Per Common Share	12 Months Ended
Dec. 31, 2015
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
Earnings per Common Share
The following table presents the calculation of basic and diluted earnings per common share.

Year ended December 31, ($ in millions except per share data) (a)	2015	2014	2013
Net income from continuing operations	$897	$925	$416
Preferred stock dividends — U.S. Department of the Treasury	—	—	(543)
Impact of repurchase of mandatorily convertible preferred stock held by U.S. Department of the Treasury and elimination of share adjustment right	—	—	(240)
Preferred stock dividends (b)	(2,571)	(268)	(267)
Net (loss) income from continuing operations attributable to common shareholders	(1,674)	657	(634)
Income (loss) from discontinued operations, net of tax	392	225	(55)
Net (loss) income attributable to common shareholders	$(1,282)	$882	$(689)
Basic weighted-average common shares outstanding (c)	482,873,120	481,154,609	420,166,188
Diluted weighted-average common shares outstanding (c) (d)	482,873,120	481,933,811	420,166,188
Basic earnings per common share
Net (loss) income from continuing operations	$(3.47)	$1.36	$(1.51)
Income (loss) from discontinued operations, net of tax	0.81	0.47	(0.13)
Net (loss) income	$(2.66)	$1.83	$(1.64)
Diluted earnings per common share
Net (loss) income from continuing operations	$(3.47)	$1.36	$(1.51)
Income (loss) from discontinued operations, net of tax	0.81	0.47	(0.13)
Net (loss) income	$(2.66)	$1.83	$(1.64)

(a)	Figures in the table may not recalculate exactly due to rounding. Earnings per share is calculated based on unrounded numbers.

(b)
Preferred stock dividends for the year ended December 31, 2015, include $2,364 million recognized in connection with the redemption of the Series G Preferred Stock and the repurchase of the Series A Preferred Stock. These dividends represent an additional return to preferred shareholders calculated as the excess consideration paid over the carrying amount derecognized. Refer to Note 18 for additional preferred stock information.

(c)	Includes shares related to share-based compensation that vested but were not yet issued for the years ended December 31, 2015, and 2014, respectively.

(d)
Due to antidilutive effect of the net loss from continuing operations attributable to common shareholders for the years ended December 31, 2015, and 2013, respectively, basic weighted-average common shares outstanding were used to calculate basic and diluted earnings per share.

The effects of converting the outstanding Fixed Rate Cumulative Mandatorily Convertible Preferred Stock into common shares are not included in the diluted earnings per share calculation for the year ended December 31, 2013, as the effects would be antidilutive for the period. As such, 89 million of potential common shares were excluded from the diluted earnings per share calculation for the year ended December 31, 2013.